UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

417 Lackawanna Avenue Scranton, Pennsylvania (Address of principal executive offices)	18503-2013 (Zip Code)

Registrant's telephone number, including area code: (570) 614-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 15, 2005, a wholly owned subsidiary of Southern Union Company (“Southern Union” or the “Company”), signed a definitive agreement to acquire Sid Richardson Energy Services Company, a privately held natural gas gathering and processing company, and the related Richardson Energy Marketing, Ltd., for $1.6 billion.

The transaction, which has been approved by the boards of both companies, is subject to approval by the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvement Act and other customary closing conditions. The transaction is expected to close in the first quarter of 2006.

ITEM 7.01 REGULATION FD DISCLOSURE

On December 16, 2005, the Company issued a press release to announce that a wholly-owned subsidiary had signed a definitive agreement to acquire Sid Richardson Energy Services Company, a privately held natural gas gathering and processing company, and the related Richardson Energy Marketing, Ltd. for $1.6 billion. A copy of that release is filed herewith as Exhibit 99.1.

In addition, on December16, 2005, the Company will hold a special investor call and live webcast to discuss the transaction and Company outlook. The presentation materials for the call are attached hereto as Exhibit 99.2. The presentation materials contain information on earnings guidance previously disclosed by the Company and information concerning the effect of the transaction on 2006 earnings.

The information presented herein under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

            Exhibit No.               Exhibit

10.1
Purchase and Sale Agreement by and among SRCG, Ltd. and SRG Genpar, L.P., as Sellers, and Southern Union Panhandle LLC and Southern Union Gathering Company LLC,as Buyers, dated as of December 15, 2005.

99.1	Company’s December 16, 2005, Press Release.
99.2	Company’s December 16 Investor Call Presentation.

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: December 16, 2005	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                   Description

10.1
Purchase and Sale Agreement by and among SRCG, Ltd. and SRG Genpar, L.P., as Sellers, and Southern Union Panhandle LLC and Southern Union Gathering Company LLC,as Buyers, dated as of December 15, 2005.

99.1	Company’s December 16, 2005, Press Release.
99.2	Company’s December 16 Investor Call Presentation.